UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2009

Red Sun Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-145898	26-0531863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner
Houston, Texas 77024
(Address of principal executive offices and Zip Code)
713-464-5002
(Registrant’s telephone number, including area code)

200 W. Columbine Avenue, Suite I-2
Santa Ana, CA 92707
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 19, 2009, Red Sun Mining, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, pursuant to which (i) the Company changed its name to Zurvita Holdings, Inc. (the “Name Change”) and (ii) affected a one (1) for (4) forward split of the Company’s common stock (the “Forward Split”).  The Company has notified FINRA of the actions taken. The Name Change and Forward Split will take effect in the market upon its approval by FINRA.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

3.2           Certificate of Amendment to the Certificate of Incorporation

SIGNATURES

        In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RED SUN MINING, INC.

Dated: August 25, 2009	By:	/s/ Jay Shafer
Jay Shafer, Co-Chief Executive Officer

EXHIBIT INDEX

3.2           Certificate of Amendment to the Certificate of Incorporation